_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 17, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Trust Agreement, dated as of September 1, 1997, which forms Mortgage Index Amortizing Trust 1997-1, which will issue Fixed Rate Asset Backed Notes, Class A1).


                            LEHMAN ABS CORPORATION
          _________________________________________________________
     (Exact name of registrant as specified in its charter)

         Delaware               333-14293        13-3447441
____________________________  ____________   ___________________
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
____________________________                      _________
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   _____ ________


_________________________________________________________________

Item 5.  Other Events.
____     ____________

Filing of Derived Materials.*
___________________________

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Mortgage Index Amoritzing Trust 1997-1.

Incorporation of Certain Documents by Reference
_______________________________________________

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Lehman ABS Corporation (the "Registrant") will incorporate by reference the financial statements of Ambac Assurance Corporation, into the Registrant's registration statement (File No. 333-14293). The financial statements will be referred to in the prospectus supplement relating to Mortgage Index Amortizing Trust 1997-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of KPMG Peat Marwick LLP. ("Peat Marwick") to the use of their name in such prospectus supplement. The consent of Peat Marwick is attached hereto as
Exhibit 1.

Item 7.   Financial Statements, Pro Forma Financial
____      _________________________________________
          Information and Exhibits.
          ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23. The Consent of Independent Auditors of the Swap Guarantor to the Mortgage Index Amortizing Trust 1997-1 and its subsidiaries as of December 31, 1996 and 1995, and for the three-year period ended December 31, 1996, included in the comment report on Form 8-K of Ambac Financial Group
(formerly AMBAC Inc.) (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1997, and for the periods ended June 30, 1997 and June 30, 1996, included in the quarterly report on Form 10-Q of Ambac Financial Group for the period ended June 30, 1997 (which was filed with the Securities and Exchange Commission on August 14, 1997).

____________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Mortgage Index Amortizing Trust 1997-1, Fixed Rate Asset Backed Notes, Class A1.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEHMAN ABS CORPORATION



                              By:  /s/ Martin Harding
                                 __________________________
                                    Martin Harding
                                    Managing Director



Dated:  September 22, 1997


                                Exhibit Index
                                _____________

Exhibit                                                Page
_______                                                ____

23.  The Consent of KPMG Peat Marwick LLP.  . . . . . . 6


                  EXHIBIT 23:  INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-14293) of Mortgage Index Amortizing Trust 1997-1 (the "Registrant") and in the Prospectus Supplement of the Registrant dated September 17, 1997 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly Ambac Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                   /s/ KPMG Peat Marwick LLP
                                   ____________________________
                                   KPMG Peat Marwick LLP



New York, New York
September 22, 1997